UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): October 17, 2005
Computer Task Group, Incorporated
(Exact Name of Registrant as Specified in its Charter)
Commission File Number: 1-9410

New York (State or Other Jurisdiction of Incorporation or Organization)	16-0912632 (I.R.S. Employer Identification No.)
800 Delaware Ave.
Buffalo, NY 14209
(Address of Principal Executive Offices, Including Zip Code)
(716) 882-8000
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
The information set forth below under Item 5.02 “Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers” is hereby incorporated by reference into this Item 1.01.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Computer Technology Group (“CTG”) announced on October 17, 2005 that its Chief Financial Officer, Gregory M. Dearlove, has been named to the position of Senior Vice President, Administration and that its Board of Directors has appointed Brendan Harrington, CTG’s Corporate Controller, to serve as Interim Chief Financial Officer and Treasurer. The change was initiated by Mr. Dearlove’s request that he relinquish his financial duties for the Company until the Securities and Exchange Commission administrative proceeding instituted against him on September 30, 2005 in connection with his service as engagement partner on Deloitte & Touche LLP’s 2000 audit of the Adelphia Communications Corporation financial statements is resolved. The matters referenced in this proceeding do not relate to CTG or Mr. Dearlove’s employment by CTG.
Mr. Dearlove will continue to be employed by CTG with responsibility for all corporate non-financial administrative functions including internal information technology, benefits, risk management and corporate marketing.
A copy of the press release is attached hereto as Exhibit 99.1.
Brendan Harrington, age 39, is a Certified Public Accountant and is currently the Controller of CTG. He joined CTG in February 1994 and has served in a number of managerial financial positions in the Company’s corporate and European operations before being appointed Corporate Controller. Prior to joining CTG, Mr. Harrington was a Senior Accountant employed by Price Waterhouse from 1988 to 1994.
Brendan Harrington currently receives an annual salary of $127,000. In addition, the Board of Directors of CTG has made Mr. Harrington eligible to receive a cash bonus of $25,000 at the end of the calendar year. He remains eligible to earn an incentive bonus based on achievement of specified performance goals. He will also remain eligible to participate in other incentive, benefit and deferred compensation plans offered by CTG.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits:

99.1	Press release dated October 17, 2005

Signatures
     Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUTER TASK GROUP, INCORPORATED
Date: October 17, 2005	By:	/s/ Peter P. Radetich
Peter P. Radetich
Senior Vice President and Secretary

Exhibit Index

Exhibit
Number	Description

99.1	Press Release dated October 17, 2005